Property, Plant and Equipment	6 Months Ended
Jun. 30, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment, net, as of June 30, 2013 and December 31, 2012 were as follows (in thousands):

	Useful Life (in years)	June 30, 2013	December 31, 2012
Land	N/A	$3,568	$2,254
Construction in progress	N/A	4,070	5,053
Base gas	N/A	1,108	—
Buildings and improvements	4 to 40	3,536	1,432
Processing and treating plants	8 to 40	97,787	98,106
Pipelines	5 to 40	236,272	163,447
Compressors	4 to 20	9,485	8,957
Dock	20 to 40	7,942	—
Tanks, truck rack and piping	20 to 40	20,932	—
Equipment	8 to 20	5,821	4,785
Computer software	5	2,539	1,950
Total property, plant and equipment		393,060	285,984
Accumulated depreciation		(78,801)	(62,165)
Property, plant and equipment, net		$314,259	$223,819

Of the gross property, plant and equipment balances at June 30, 2013 and December 31, 2012, $98.1 million and $26.1 million, respectively, were related to AlaTenn, Midla and HPGT, our FERC regulated interstate assets.
Capitalized interest was less than $0.1 million for the three and six months ended June 30, 2013.
Depreciation expense was $6.8 million and $12.4 million for the three and six months ended June 30, 2013, respectively.
Asset Impairments
During the second quarter of 2013, management determined to change its commercial approach towards certain non-strategic gathering and processing assets. As a result, an asset impairment charge of $15.2 million was recorded in the three months ended June 30, 2013. These fair value measurements are based on significant inputs not observable in the market and thus represent a Level 3 measurement as defined by ASC 820. Primarily using the income approach, the fair value estimates are based on i) present value of estimated EBITDA, ii) an assumed discount rate of 10.0%, and iii) an decline in throughput volumes of 2.5% in 2013 and thereafter.
During the second quarter of 2013, management was approved to commit to a plan to sell certain non-strategic gathering and processing assets which meet specific criteria as held for sale. As of June 30, 2013, certain gathering and processing assets were written down by $1.8 million to the estimated fair value less cost to sell. See Note 3 "Acquisitions and Divestitures".
Insurance proceeds
Involuntary conversions result from the loss of an asset because of some unforeseen event (e.g., destruction due to hurricanes). Some of these events are insurable, thus resulting in a property damage insurance recovery. Amounts we receive from insurance carriers are net of any deductibles related to the covered event. During the three and six months ended June 30, 2013, we collected $0.5 million and $1.1 million, respectively, of nonrefundable cash proceeds from our insurance carrier. During the first quarter of 2013, $0.5 million of nonrefundable cash proceeds were recognized as an offset to property, plant and equipment write-downs of $0.1 million and presented as $0.4 million under the caption Gain (loss) on involuntary conversion of property, plant and equipment. During the second quarter of 2013, $0.6 million of nonrefundable cash proceeds were associated with business interruption and recorded to Revenue in the condensed consolidated statement of operations.